Guaranty Agreement

No.: Shen Dan (2009) Nian Wei Dai Bao Zi（265-1）

Trustee of the Entrusted Loan（Party A）:  Shenzhen Branch of Industrial Bank Co., Ltd.
Address:

Guarantor (Party B):
Party B1: Wu Zuxi (ID No.:)
Party B2: Xiao Qiongying (ID No.:)
Party B3: Bu Falin (ID No.:)
Party B4: Zhang Yunfang (ID No.:)
Party B5: Jiangxi Yongsheng Electronic Co., Ltd.

Borrower (Party C): Feigeda Electronic (SZ) Co., Ltd.
Address: Floor 3, Building C6, Fuyuan Industrial Park, No.111 Zhoushi Road, Xixiang Subdistrict, Bao'an District, Shenzhen

Trustor of the Entrusted Loan (Party D): Shenzhen Small & Medium Enterprises Credit Guarantee Centre Co., Ltd.
Address: Floor 16, Ping’an Bank Building, No. 1099 Shennan Zhong Road, Futian District, Shenzhen

Party D entrusted Party A to release the RMB loan to Party C pursuant to the Entrusted Loan Agreement (“Entrusted Loan Agreement”) entered into by Party A, Party C and Party D thereof No. Shen Dan (2009) Nian Wei Jie Zi (265).

Each Guarantor guarantees to Party A and Party D the due and punctual payment and performance in full of all obligations and liabilities of Party C under the Entrusted Loan Agreement.  Party D acknowledges hereby that this Guaranty Agreement is entered into by and among Party A, Party B, Party C and Party D in connection with the guaranty through consultation as follows:

Article 1 Scope Covered by the Guaranty
1.        The total guaranty amount is the principal of the loan under the Entrusted Loan Agreement and its interest, delayed repayment interest, any liquidated damages and compensation; costs for realization of the creditor’s right (including but not limited to attorney fees, litigation fees, preservation fees, auction fees, insurance, audit fees, assessment fees, etc.).
2.       Party B hereby agrees that the commencement date and the ending date of the Loan Agreement are subject to the dates stipulated in borrowing voucher co-executed by Party A to Party C.

Article 2   Mode of Guaranty
1.        The guaranty mode hereof shall be a joint and several guarantee: Party B and Party C shall take the joint and several liabilities to pay the debts to the extent of the range of guaranty stipulated in Paragraph 1, Article 1.
2.        The guaranty hereof shall be independent without any affection from other security.  Each Guarantor shall pay the debts to the extent of the range of guaranty stipulated in Paragraph 1, Article 1, notwithstanding there exist other guarantors.
3.        Where Party B consist of more than one guarantor, each Guarantor thereof shall take a joint and several liability towards Party A or Party D, and Party A or Party B may demand one or several Guarantors to assume the whole guaranty liability.  This Agreement shall be binding upon all Guarantors immediately upon its execution, notwithstanding not all the Guarantors have executed this Agreement.
4.        The guaranty hereof is independent from other security agreements and the articles hereof are integrated as a whole.

Article 3   Guaranty Period
The guaranty period hereof shall be commencing from the effective date of this Agreement and last till the maturity date of the all the debts under the Entrusted Loan Agreement (the “repayment period”) and survive another two years since the expiry of the repayment period.

Article 4   Validity of the Guaranty
1.        The Agreement shall not be affected by the principal agreement and remain in force under the circumstances including but not limited to where the principal agreement is nullified or rescinded.
2.        The guaranty liability hereof has consistency as follows: where Party B is a legal person or other organization, the Agreement shall not be affected by Party B's merger, split, reconstruction, transformation with the stock system, change of the affiliation relationship and suffering from natural disasters; where Party B is a natural person, the Agreement shall not be affected by Party B's material body or property accidents (such as death, being declared as missing, loss of capacity for civil acts and suffering from natural disasters).
3.        The continuity hereof shall not be affected by Party C's merger, split, reconstruction, transformation with the stock system, change of the affiliation relationship and suffering from natural disasters and so on.

Article 5  Representations and Warranties of Party B
1.        Party B understands and acknowledges that the loan under the principal agreement is released by Party A who is entrusted by Party D; as the entrustor under the Entrusted Loan Agreement, Party D is entitled to directly and independently exercise all Party A's rights under the principal agreement and this Agreement in the name of its own, namely, Party D is completely entitled to all Party A's rights under the principal agreement and this Agreement.  Party D is entitled to inistute a legal action, arbitration or other legal proceedings;
2.        Party B is aware of Party C's business scope, credits, properties and financial position, and the actual purpose under the loan of the Entrusted Loan Agreement;
3.        Party B is fully aware of and understands that all the articles of the Agreement and the principal agreement guarantied hereby;
4.        As a legal person, Party B is duly incorporated and registered with competent authority and will be in a good standing during the period of the guaranty; or as a natural person, Party B has full capacity to execute the Agreement and perform the obligations hereunder;
5.        The guaranty provided by Party B hereunder has been authorized by its board of directors or the according highest organ of power and is in compliance with the laws, regulations, policies and the articles of association as applicable to Party B.  In the event of Party's execution hereof in violation of its articles of association and other internal regulations, Party B shall bear the liabilities therefrom and shall not refuse to perform its guaranty obligation hereunder.

Article 6  Rights and Obligations of Party B, Party B's Authoritarian to Party A
1.        Party B hereby warrants that all evidencing materials provided by Party B to Party A and Party D are true, complete, legal and valid; Party B's properties and profits are free and clear of any mortgage, pledge, lien, equity of a third party and debt liability, or Party B is involved in any legal, arbitration and bankruptcy proceedings against it.
2.        Party B shall subject itself to Party A and Party D's supervision and examination of its business operation and financial conditions and provide Party A and Party D with necessary cooperation and assistance.
3.        During the guaranty period, Party B shall notify Party A and Party D in writing promptly under any of the following circumstances:
(a)                Party B is in breach of any loan agreement, credit-awarding agreement and relevant credit-awarding contract, and security contract entered into by and between bank, non-bank institutions and any other creditors;

(b)                Party B has undergone a change of the affiliation relationship and main business scope, significant change of director or senior management personnel, the modification of joint venture contract or articles of association and significant change of internal organization structure;
(c)                Party B or key officers of Party B are involved in a claim or a significant violation of laws and regulations ;
(d)                Party B has encountered severe difficulty in its operation and suffers from deteriorating business;
(e)                Party B provides a third party with mortgage or pledge before Party B fulfills the guaranty obligation hereof fully and completely;
(f)                 Party B is or will highly likely be involved with dissolve, significant litigation or arbitration, application for bankruptcy against Party B and other legal disputes;
(g)                Party B is under any other circumstance which will or may affect its financial conditions and ability to pay debts.
4.        Prior to taking the following measures, Party B shall notify Party A and Party D in writing and truthfully submit relevant materials for Party A and Party D’s examination, and Party B may thereafter carry out the following measures after obtaining written approval granted by Party A and Party D:
(a)                Party B conducts operation by contract, letting, joint operation, trusteeship;
(b)                Party B undergoes transformation with the stock system, merger, acquisition, division, or sets up a subsidiary;
(c)                Party B reduces its registered capital in any form, undergoes reorganization, reconstruction or transformation, significant change or transfer of its property or equity, etc.;
(d)                Party B undertakes any winding up or liquidation proceedings, switch to another industry, or cease its operation;
(e)                Party B engages in significant investment activity or its asset transfer.
(f)                 Party B assigns the rights or obligations hereof to others;
(g)                Other measures taken by Party B that should be approved by Party A and Party D in writing.
5.        During the period of the guaranty hereof, Party B shall not provide guaranty to any third party with the amount which exceeds its guaranty ability, or dispose its property in any form that is likely to affect its guaranty ability.
6.        Party B hereby authorizes Party A and Party D full rights to recover the due debts from Party B’s debtors, and has the priority to be paid off from such settlements.

Article 7  Breach of Agreement
1.        Under any of the following circumstance, Party B is deemed to commit a breach of its obligations under this Agreement:

a)                  Party B fails to perform the guaranty obligations as agreed herein;
b)                  Party B is declared bankrupt or dissolved;
c)                  Party B is in breach of Article 5 or/and Article 6 hereof;
d)                  Party B is in breach of any provisions hereof.
2.         In case Party B commits a breach, Party A and Party D are entitled to take one or several of the following measures:
a)                  Require Party B to rectify the default within a specific time limit;
b)                  Deduct the amount that equals to the debt guarantied hereby from any account of Party B; where the currency of the said account is different from the currency of the debt guarantied hereby, Party A and Party D are entitled to be paid off through converting the currency of the said account into the latter with exchange price quotation on the settlement date;
c)                  Any other measure that Party A and Party D are entitled to take.

Article 8  Reservation of Rights
During the performance period hereof, in the event Party B delays its performance, any tolerance of Party B’s delay performance , or any grace period granted by Party A or Party D on Party B's any default or delayed performance during the performance hereof shall not impair, affect or restrict any and all the rights entitled to Party A or Party D under the Agreement and relevant laws, or be deemed as Party A or Party D's permission or implied acceptance to any default, or be deemed as a waiver of the rights of Party A or Party D to take actions against the current or future breach of Party B.

Article 9  Notification
1.       Party B shall notify Party A and Party D in writing prior to its change of its address, phone number and facsimile number, otherwise, when Party A and Party D give notice to Party B’s addresses originally specified in the Agreement, it shall be deemed that Party A and Party D have fulfilled of their obligations regarding notification.
2.        Any notice under this Agreement shall be made in Chinese.

Article 10  Supplement, Modification and Interpretation of the Agreement
1.        Any modifications or supplements to this Agreement shall be made in writing and shall constitute a part of this Agreement.
2.        The Agreement shall be interpreted in light of the purpose of the Agreement,  the words and sentences used herein, the relevant provisions herein, the relevant usage and the principle of good faith to determine the true meaning thereof .

Article 11  Governing Laws and Dispute Settlement
1.        This Agreement is governed by the Laws of People's Republic of China.

2.        The Parties hereto may negotiate to resolve the disputes arising out of the performance hereof; provided negotiation fails to resolve the dispute, it may be resolved by a) means of followings:
a)                  Litigation: institute a legal action with the People's Court of Shenzhen with jurisdiction;
b)                 Arbitration: institute an arbitration proceeding with the arbitration organization of the followings and the effective arbitration rule of the arbitration organization when the application is filed is applicable:
   i.       South China Sub-commission of China International Economic and Trade Arbitration Commission;
          ii.      Shenzhen Arbitration Commission.

Article 12  Effectiveness
This Agreement shall come into force upon duly execution and stamping of the signatories of the parties hereto.

Article 13  Originals
This Agreement has five originals and each of parties hereto holds one. Each original is of the same effect and force.

Article 14  Schedule of Properties
The whole properties in the joint possession or separate possession owned by parties hereto are including but not limited to: ________________________________________________________________________________
________________________________________________________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________________________________________________________
________________________________________________________________________

Party A: Shenzhen Branch of Industrial Bank Co., Ltd.  （Seal）
Principal or Authorized Agent: /s/ [illegible signature]         (Signature)
Signature Date:             Year             Month             Day

Party B1: Wu Zuxi (Signature or Seal)
Legal Representative or Authorized Agent: /s/ Wu Zuxi         (Signature)
Signature Date:                Year                Month                Day

Party B2: Xiao Qiongying (Signature or Seal)
Legal Representative or Authorized Agent: /s/ Xiao Qiongying         (Signature)
Signature Date:                Year                Month                Day

Party B3: Bu Falin (Signature or Seal)
Legal Representative or Authorized Agent:  /s/ Bu Falin        (Signature)
Signature Date:                Year                Month                Day

Party B4: Zhang Yunfang (Signature or Seal)
Legal Representative or Authorized Agent: /s/ Zhang Yunfang         (Signature)
Signature Date:                Year                Month                Day

Party B5: Jiangxi Yongsheng Electronic Co., Ltd.(Seal)
Legal Representative or Authorized Agent: /s/ [illegible signature]         (Signature)
Signature Date:                Year                Month                Day

Party C: Feigeda Electronic (SZ) Co., Ltd. （Seal）
Legal Representative or Authorized Agent:  /s/ [illegible signature]        (Signature)
Signature Date:                Year                Month                Day

Party D: Shenzhen Small & Medium Enterprises Credit Guarantee Centre Co., Ltd. （Seal）
Legal Representative or Authorized Agent:  /s/ [illegible signature]   (Signature)
Signature Date:                Year                Month                Day